EXHIBIT 10-B

                                AMENDMENT NO. 1
                                     TO THE
                    McDONALD'S SUPPLEMENTAL EMPLOYEE BENEFIT
                               EQUALIZATION PLAN
                                  ("McCAP II")


          WHEREAS, McDonald's Corporation (the "Company") established the McDonald's Supplemental Employee Benefit Equalization Plan
     ("McCap II") and amended and restated McCap II most recently effective January 1, 1990; and

          WHEREAS, the Company has given the Committee responsible for its administration the right to amend McCap II in Section 5 thereof; and

          WHEREAS, the Committee now desires to amend McCap II to provide a procedure for the payment of benefits thereunder to a spouse, child or other dependent pursuant to a state court domestic relations order;

          NOW, THEREFORE, BE IT RESOLVED, that McCap II is hereby amended effective January 1, 1993 as follows:

                                       I

          The following sentence shall be added to Section 2.5(a) at the end thereof:

          Notwithstanding the foregoing, no distribution shall be made in accordance with the first sentence of this Section 2.5(a) on account of the payment under the McDESOP portion of the Profit Sharing Program of a distribution from the account of a participant who is at the time of distribution a McDonald's employee, including a distribution made from the Profit Sharing Program in accordance with a Qualified Domestic Relations Order.

                                       II

          The following sentence shall be added to Section 2.5(b) at the end thereof:

          Notwithstanding the foregoing, no distribution shall be made in accordance with the first sentence of this Section 2.5(b) on account of the payment under the Profit Sharing Plan portion of the Profit Sharing Program of a distribution from the account of a participant who is at the time of distribution a McDonald's employee, including a distribution made from the Profit Sharing Program in accordance with a Qualified Domestic Relations Order.

                                      III

          A new Section 3.8 shall be added to read as follows:

          3.8  Qualified Domestic Relations Order.

               (a) Notwithstanding the provision of Section 3.3, the Committee shall comply with the provisions of any order determined by the Committee to be a Qualified Domestic Relations Order.

               (b) "Qualified Domestic Relations Order" means any judgment, decree, or order (including approval of a property settlement agreement):

                    (1) which is made pursuant to a state domestic relations law (including a community property law);

                    (2)  which relates to the provision of child
                         support, alimony payments, or marital
                         property rights to a spouse, former spouse, child, or other dependent of a Participant;

                    (3) which creates or recognizes the existence of an alternate payee's right to or assigns to an alternate payee the right to receive all or a portion of the Participant's Accrued Benefit under the Plan; and

                    (4) with respect to which the requirements of paragraphs (c) and (d) are met.

               (c)  A domestic relations order can be a Qualified
                    Domestic Relations Order only if such order clearly specifies:

                    (1) the name and last known mailing address, if any, of the Participant and the name and mailing address of each alternate payee covered by the order;

                    (2) the amount or percentage of the Participant's Accrued Benefit to be paid by the Plan to each such alternate payee, or the manner in which such amount or percentage is to be determined;

                    (3) the number of payments or period to which such order applies; and

                    (4)  each plan to which such order applies.

               (d)  A domestic relations order can be a Qualified
                    Domestic Relations Order only if such order does not

                    (1) require the Plan to provide any type or form of benefit, or any option not otherwise provided under the Plan;

                    (2)  require the Plan to provide increased
                         benefits (determined on the basis of
                         actuarial value); or

                    (3)  require the payment of benefits to an
                         alternate payee which are required to be paid to another alternate payee under another order previously determined to be a Qualified Domestic Relations Order.

               (e) In the case of any payment before a Participant has had a termination of employment, a domestic relations order shall not be treated as failing to meet the requirements of Section 3.8(d)(1) solely because such order requires that payment of benefits be made to an alternate payee:

                    (1)  in the case of any payment before a
                         Participant has had a termination of
                         employment, on or after the earlier of:

                         (i)  the date on which the Participant is
                              entitled to receive benefits under the
                              Plan, or

                         (ii) the later of (A) the date the
                              Participant attains age 50, or (B) the
                              earliest date on which the Participant
                              could begin receiving benefits under the Plan if the Participant had a termination of employment;

                    (2) as if the Participant had retired on the date on which such payment is to begin under such order; and

                    (3) in any form in which such benefits may be paid under the Plan to the Participant.

          IN WITNESS WHEREOF, the Committee has caused an authorized officer of the Company to execute this Amendment No. 1 in multiple originals this 1st day of July, 1993.


                                   By:  /s/ Stanley R. Stein

                                   Title:  Senior Vice President
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